UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2012

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07.	Submission of Matters to a Vote of Security Holders.
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change to employment agreement of Andrew Barron

On June 12, 2012 the Compensation Committee approved a change to the employment agreement entered into between Virgin Media Limited and Andrew Barron, who is chief operating officer and a named executive officer of the Company.  The change is to increase his annual bonus for on-target performance from 75% of base salary to 100% of base salary, with a maximum payout of 200% of base salary (previously 150% of base salary), subject to the achievement of personal performance targets which could result in an award of up to a maximum of 300% of base salary (previously 225% of base salary).  This change applies for the purposes of the 2012 Annual Bonus Plan.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)  Annual Meeting of Stockholders of Virgin Media Inc. (the “Company”) held on June 12, 2012.

On June 12, 2012, the Company held its 2012 Annual Meeting.  At the Annual Meeting, the Company’s stockholders voted on the following proposals:

•                  the election of four Class II directors to Board for a three year term to expire at the Company’s 2015 Annual Meeting or until their respective successors are duly elected and qualified;

•                  the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012; and

•                  the approval of an advisory vote on compensation of our named executive officers.

Of the 277,782,395 shares of common stock eligible to vote at the Annual Meeting, 236,227,357 shares of the Company’s common stock were voted, representing a quorum of 85.04% of the common stock eligible to vote.

(b)       Results of the matters submitted to a stockholder vote at the Annual Meeting

1. Election of Directors: The nominees named below were elected as directors at the Annual Meeting by the following final votes cast:

	For	Withhold	Broker Non-Votes
Neil Berkett	206,418,426	15,928,476	2,436,314
Steven Simmons	206,660,124	15,686,778	2,194,616
Doreen Toben	205,601,253	16,745,649	3,253,487
George Zoffinger	196,881,667	25,465,235	11,973,073

2. Ratification of the Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent auditors for the year ended December 31, 2012 by the following final votes cast:

For	Against	Abstain	Broker Non-Votes
235,699,995	270,088	257,274	41,555,038

3. Advisory Vote on Executive Compensation Matters (“Say-on-Pay”): Our stockholders approved, on a non-binding advisory basis, the say-on-pay proposal by the following final votes cast:

For	Against	Abstain	Broker Non-Votes
216,801,492	4,197,103	1,348,307	55,435,493

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2012	VIRGIN MEDIA INC.

	By:	/s/ Catherine Moroz
Catherine Moroz
Assistant Secretary